SUNLIGHT FINANCIAL HOLDINGS INC.
(f/k/a SPARTAN ACQUISITION CORP. II)
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	June 30, 2021	December 31, 2020
	(Unaudited)
Assets:
Current assets:
Cash and cash equivalents	$140,205	$715,580
Prepaid expenses	1,374,792	1,884,598
Total current assets	1,514,997	2,600,178
Cash, cash equivalents and Investments held in Trust Account	345,047,393	345,010,316
Total Assets	346,562,390	347,610,494

Liabilities and Stockholders' Equity:
Current liabilities:
Accounts payable	$239,726	$375,291
Accrued expenses	5,436,273	588,317
Due to related party	1,815,013	—
Franchise tax payable	120,967	21,788
Total current liabilities	7,611,979	985,396
Derivative warrant liabilities	51,444,000	42,283,500
Deferred underwriting commissions	12,075,000	12,075,000
Total liabilities	71,130,979	55,343,896

Commitments and Contingencies

Class A common stock, $0.0001 par value; 27,043,141 and 28,726,659 shares subject to possible redemption at $10.00 per share as of June 30, 2021 and December 31, 2020, respectively	270,431,410	287,266,590

Stockholders' Equity:
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Class A common stock, $0.0001 par value; 250,000,000 shares authorized; 7,456,859 and 5,773,341 shares issued and outstanding (excluding 27,043,141 and 28,726,659 shares subject to possible redemption) as of June 30, 2021 and December 31,2020, respectively	746	577
Class B common stock, $0.0001 par value; 20,000,000 shares authorized; 8,625,000 shares issued and outstanding as of June 30, 2021 and December, 2020	863	863
Additional paid-in capital	39,664,893	22,829,882
Accumulated deficit	(34,666,501)	(17,831,314)
Total stockholders' equity	5,000,001	5,000,008
Total Liabilities and Stockholders' Equity	346,562,390	347,610,494
See accompanying notes to unaudited condensed consolidated financial statements.

SUNLIGHT FINANCIAL HOLDINGS INC.
(f/k/a SPARTAN ACQUISITION CORP. II)
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2021

(Unaudited)

	For the Three Months Ended	For the Six Months Ended
	June 30, 2021	June 30, 2021

General and administrative expenses	$2,536,052	$7,583,071
General and administrative expenses - related party	30,000	60,000
Franchise tax expense	49,863	99,178
Loss from operations	(2,615,915)	(7,742,249)
Other income (expense):
Change in fair value of derivative warrant liabilities	1,012,500	(9,160,500)
Net gain from investments held in Trust Account	5,562	74,562
Loss before income taxes	(1,597,853)	(16,828,187)
Income tax expense	5,273	7,000
Net loss	$(1,603,126)	$(16,835,187)

Weighted average shares outstanding of Class A common stock	34,500,000	34,500,000
Basic and diluted net loss per share, Class A common stock	$0.00	$0.00
Weighted average shares outstanding of Class B common stock	8,625,000	8,625,000
Basic and diluted net loss per share, Class B common stock	$(0.19)	$(1.95)
See accompanying notes to unaudited condensed consolidated financial statements.

SUNLIGHT FINANCIAL HOLDINGS INC.
(f/k/a SPARTAN ACQUISITION CORP. II)
UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2021

 (Unaudited)

	Common Stock						Total
	Class A		Class B		Additional Paid-In	Accumulated	Stockholders'
	Shares	Amount	Shares	Amount	Capital	Deficit	Equity
Balance - December 31, 2020	5,773,341	$577	8,625,000	$863	$22,829,882	$(17,831,314)	$5,000,008
Common stock subject to possible redemption	1,523,206	152	—	—	15,231,908	—	15,232,060
Net loss	—	—	—	—	—	(15,232,061)	(15,232,061)
Balance - March 31, 2021 (unaudited)	7,296,547	729	8,625,000	863	38,061,790	(33,063,375)	5,000,007
Common stock subject to possible redemption	160,312	17			1,603,103		1,603,120
Net loss						(1,603,126)	(1,603,126)
Balance - June 30, 2021 (unaudited)	7,456,859	$746	8,625,000	$863	$39,664,893	$(34,666,501)	$5,000,001
See accompanying notes to unaudited condensed consolidated financial statements.

SUNLIGHT FINANCIAL HOLDINGS INC.
(f/k/a SPARTAN ACQUISITION CORP. II)
UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2021

(Unaudited)

Cash Flows from Operating Activities:
Net loss	$(16,835,187)
Adjustments to reconcile net loss to net cash used in operating activities:
Net gain from investments held in Trust Account	(74,562)
Change in fair value of warrant derivative liabilities	9,160,500
Changes in operating assets and liabilities:
Prepaid expenses	509,806
Accounts payable	(135,565)
Due to related party	1,815,013
Accrued expenses	4,847,956
Franchise tax payable	99,179
Net cash used in operating activities	(612,860)

Cash Flows from Investing Activities
Interest released from Trust Account to pay taxes	37,485
Net cash provided by investing activities	37,485
Net change in cash and cash equivalents	(575,375)

Cash and cash equivalents - beginning of the period	715,580
Cash and cash equivalents - end of the period	$140,205

Supplemental Cash Flow Information
Cash paid for income taxes	7,000
Supplemental disclosure of noncash financing activities:
Change in value of Class A common stock subject to possible redemption	$(16,835,180)
See accompanying notes to unaudited condensed consolidated financial statements.

SUNLIGHT FINANCIAL HOLDINGS INC.
(f/k/a SPARTAN ACQUISITION CORP. II)
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

 Note 1 - Description of Organization and Business Operations

Spartan Acquisition Corp. II (the “Company”) was incorporated in Delaware on August 17, 2020. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Initial Business Combination”). The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”).

As of June 30, 2021, the Company had not commenced any operations. All activity for the period from August 17, 2020 (inception) to June 30, 2021 relates to the Company’s formation and the initial public offering (the “Initial Public Offering”) and since the closing of the Initial Public Offering (as described below), the search for a prospective Initial Business Combination. The Company will not generate any operating revenues until after completion of its Initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the net proceeds derived from the Initial Public Offering. The Company has selected December 31st as its fiscal year end. The Company’s sponsor is Spartan Acquisition Sponsor II LLC, a Delaware limited liability company (the “Sponsor”).

Initial Public Offering

The registration statement for the Company’s Initial Public Offering was declared effective on November 24, 2020. On November 30, 2020, the Company consummated its Initial Public Offering of 34,500,000 units (each, a “Unit” and collectively, the “Units”), including the issuance of 4,500,000 Units as a result of the underwriters’ exercise in full of its over-allotment option, at $10.00 per Unit, generating gross proceeds of approximately $345.0 million, and incurring offering costs of approximately $19.7 million, inclusive of approximately $12.1 million in deferred underwriting commissions (Note 5).

Simultaneously with the closing of the Initial Public Offering, the Company consummated the private placement (the “Private Placement”) of 9,900,000 warrants (each, a “Private Placement Warrant” and collectively, the “Private Placement Warrants”), at a price of $1.00 per Private Placement Warrant to the Sponsor, generating proceeds of $9.9 million (Note 4).

Upon the closing of the Initial Public Offering and the Private Placement, $345.0 million ($10.00 per Unit) of the net proceeds of the sale of the Units in the Initial Public Offering and of the Private Placement Warrants in the Private Placement were placed in a trust account (the “Trust Account”) (described below).

Trust Account

The proceeds held in the Trust Account were invested only in U.S. government securities with a maturity of 185 days or less or in money market funds that meet certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and that invest only in direct U.S. government treasury obligations, as determined by the Company. Funds will remain in the Trust Account until the earlier of (i) the consummation of the Initial Business Combination or (ii) the distribution of the Trust Account proceeds as described below. The remaining proceeds outside the Trust Account may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

The Company’s amended and restated certificate of incorporation provides that, other than the withdrawal of interest to pay franchise and income taxes (less up to $100,000 to pay dissolution expenses), none of the funds held in the Trust Account will be released until the earliest of: (i) the completion of the Initial Business Combination; (ii) the redemption of any shares of Class A common stock included in the Units (the “Public Shares”) sold in the Initial Public Offering that have been properly tendered in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation to affect the substance or timing of its obligation to redeem 100% of such Public Shares if it has not consummated an Initial Business Combination within 24 months from the closing of the Initial Public Offering, or November 30, 2022 (or 27 months from the closing of the Initial Public Offering, or

SUNLIGHT FINANCIAL HOLDINGS INC.
(f/k/a SPARTAN ACQUISITION CORP. II)
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

February 28, 2023, if the Company has executed a letter of intent, agreement in principle or definitive agreement for an Initial Business Combination within 24 months from the closing of the Initial Public Offering) (the “Combination Period”); or (iii) the redemption of 100% of the Public Shares if the Company is unable to complete an Initial Business Combination within the Combination Period. The proceeds deposited in the Trust Account could become subject to the claims of the Company’s creditors, if any, which could have priority over the claims of the Company’s public stockholders.

Business Combination

On July 9, 2021 (the “Closing Date”), Sunlight Financial Holdings Inc., a Delaware corporation (formerly known as Spartan Acquisition Corp. II), consummated the previously announced business combination pursuant to that certain Business Combination Agreement (the “Business Combination Agreement”), dated January 23, 2021, by and among Spartan Acquisition Corp. II, a Delaware corporation (“Spartan”), SL Invest I Inc., a Delaware corporation and wholly-owned subsidiary of Spartan (“MergerCo1”), SL Invest II LLC, a Delaware limited liability company and wholly-owned subsidiary of Spartan (“MergerCo2”), SL Financial Investor I LLC, a Delaware limited liability company and wholly-owned subsidiary of Spartan (“Holdings I”), SL Financial Investor II LLC, a Delaware limited liability company and wholly-owned subsidiary of Spartan (“Holdings II”), SL Financial Holdings Inc., a Delaware corporation and wholly-owned subsidiary of Spartan (“Spartan Sub”), SL Financial LLC, a Delaware limited liability company and wholly-owned subsidiary of Spartan Sub (“OpCo Merger Sub” and collectively with MergerCo1, MergerCo2, Holdings I, Holdings II and Spartan Sub, the “Spartan Subsidiaries”), Sunlight Financial LLC, a Delaware limited liability company (“Sunlight”), FTV-Sunlight, Inc., a Delaware corporation (“FTV Blocker”), and Tiger Co-Invest B Sunlight Blocker LLC, a Delaware limited liability company (“Tiger Blocker,” and collectively with FTV Blocker, the “Blockers”). The transactions contemplated by the Business Combination Agreement are collectively referred to herein as the “Business Combination.”

Upon the completion of the Business Combination and the other transactions contemplated by the Business Combination Agreement (collectively, the “Transactions,” and such completion, the “Closing”), the post-combination company is organized in an “Up-C” structure, such that all of the material assets of the combined company are held by Sunlight, and the only material asset of the Company (together with its wholly-owned subsidiaries, Spartan Sub, Holdings I and Holdings II) is its indirect equity interests in Sunlight.

Founders Stock Agreement

In connection with the entry into the Business Combination Agreement, but effective as of the Closing of the Transactions, the Company and the initial stockholders entered into a Founders Stock Agreement (the “Founders Stock Agreement”), pursuant to which, among other things, subject to and effective immediately prior to the Closing of the Transactions, the Sponsor agreed to surrender up to 25% of the Class B common stock held by the Sponsor (at a 1:4 ratio to the percentage, if any, of redemptions by holders of Class A common stock); provided that no such surrender shall occur unless more than 5% of the outstanding shares of Class A common stock are actually redeemed by the Company.

Liquidity and Capital Resources

As of June 30, 2021, the Company had approximately $140,000 in its operating bank account and a working capital deficit of approximately $6.0 million.

Through June 30, 2021, the Company’s liquidity needs have been satisfied through a payment of $25,000 from the Sponsor to pay for certain offering costs in exchange for issuance of the Founder Shares (as defined in Note 4), the loan under the Note (see Note 4) of approximately $235,000 (see Note 4), and the net proceeds from the consummation of the Private Placement not held in the Trust Account. The Company fully repaid the Note on December 3, 2020. In addition, in order to finance transaction costs in connection with an Initial Business Combination, the Company’s officers, directors and initial stockholders may, but are not obligated to, provide the

SUNLIGHT FINANCIAL HOLDINGS INC.
(f/k/a SPARTAN ACQUISITION CORP. II)
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Company Working Capital Loans (see Note 4). As of June 30, 2021, there were no amounts outstanding under any Working Capital Loans.

In connection with the execution of the Business Combination Agreement, on January 23, 2021, Spartan entered into the Subscription Agreements with the New PIPE Investors (as defined in the Proxy Statement) pursuant to which the New PIPE Investors agreed to purchase, and Spartan agreed to sell to the New PIPE Investors, an aggregate of 25,000,000 shares of Class A Common Stock (the “PIPE Shares”), for a purchase price of $10.00 per share, or an aggregate purchase price of $250.0 million, in a private placement (the “PIPE Financing”). Upon closing of the Business Combination, the Company retained $50 million net of transaction expenses as working capital.

Upon closing of the Business Combination, the Company’s immediate sources of liquidity include cash generated from operations, accounts receivable, and existing credit facilities of Sunlight. Based on the foregoing, management believes that the Company will have sufficient working capital and borrowing capacity to meet its needs through one year from this filing.

Note 2 - Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation and Principles of Consolidation

The accompanying unaudited condensed consolidated financial statements of the Company have been prepared in accordance with United States Generally Accepted Accounting Principles (“GAAP”) for interim financial information and Article 8 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by GAAP. In the opinion of management, all adjustments (consisting of normal accruals) considered for a fair presentation have been included. Operating results for the three and six months ended June 30, 2021 are not necessarily indicative of the results that may be expected for the year ending December 31, 2021 or any future period.

The accompanying unaudited condensed consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying unaudited condensed consolidated financial statements should be read in conjunction with the audited financial statements and notes thereto included in the Company’s Annual Report on Form 10-K/A filed with the SEC on May 11, 2021.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the JOBS Act, and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies, including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Securities Exchange Act of 1934, as amended) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that an emerging growth company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, the

SUNLIGHT FINANCIAL HOLDINGS INC.
(f/k/a SPARTAN ACQUISITION CORP. II)
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s unaudited condensed consolidated financial statements with another public company that is neither an emerging growth company nor an emerging growth company that has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of unaudited condensed consolidated financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the date of the unaudited condensed consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the unaudited condensed consolidated financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The balance of the Company’s operating cash account is swept into cash equivalents on a nightly basis. Additionally, the Company had approximately $345,047,000 in cash equivalents held in the Trust Account as of June 30, 2021.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which, at times, may exceed the Federal Depository Insurance Corporation coverage limit of $250,000, and investments held in the Trust Account. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Fair Value of Financial Instruments

Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:

●	Level 1, defined as observable inputs such as quoted prices for identical instruments in active markets;
●	Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and
●	Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.
In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

SUNLIGHT FINANCIAL HOLDINGS INC.
(f/k/a SPARTAN ACQUISITION CORP. II)
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

As of June 30, 2021 and December 31, 2020, the carrying values of cash, prepaid expenses, accounts payable, accrued expenses, and franchise tax payable approximate their fair values due to the short-term nature of the instruments. The Company’s portfolio of investments held in the Trust Account is comprised of investments in U.S. Treasury securities with an original maturity of 185 days or less or investments in money market funds that invest in U.S. government securities, or a combination thereof. The fair value for trading securities is determined using quoted market prices in active markets.

Offering Costs Associated with the Initial Public Offering

Offering costs consisted of legal, accounting, underwriting fees and other costs incurred through the Initial Public Offering that were directly related to the Initial Public Offering. Offering costs are allocated to the separable financial instruments issued in the Initial Public Offering based on a relative fair value basis, compared to total proceeds received. Offering costs associated with warrant liabilities are expensed as incurred, presented as non-operating expenses in the statement of operations. Offering costs associated with the shares of Class A common stock were charged to stockholders’ equity upon the completion of the Initial Public Offering.

Class A Common Stock Subject to Possible Redemption

The Company accounts for its Class A common stock subject to possible redemption in accordance with the guidance in FASB ASC Topic 480 “Distinguishing Liabilities from Equity” (“FASB ASC 480”) Class A common stock subject to mandatory redemption (if any) is classified as a liability instrument and measured at fair value. Conditionally redeemable Class A common stock (including Class A common stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, Class A common stock is classified as stockholders’ equity. The Company’s Class A common stock features certain redemption rights that are considered to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly, as of June 30, 2021 and December 31, 2020, 27,043,141 and 28,726,659 shares of Class A common stock subject to possible redemption, respectively are presented as temporary equity, outside of the stockholders’ equity section of the Company’s condensed consolidated balance sheets.

Income Taxes

The Company complies with the accounting and reporting requirements of FASB ASC, 740, “Income Taxes” (“FASB ASC 740”), which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. As of June 30, 2021 and December 31, 2020, the Company had deferred tax assets of approximately $1.6 million and approximately $144,000, respectively, with a full valuation allowance against them.

FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. For the three and six months ended on June 30, 2021, the Company had $5,273 and $7,000 in income tax expenses, respectively.

SUNLIGHT FINANCIAL HOLDINGS INC.
(f/k/a SPARTAN ACQUISITION CORP. II)
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Net Income (Loss) Per Share of Common Stock

The Company’s condensed statements of operations include a presentation of net income (loss) per share for Class A common stock subject to possible redemption in a manner similar to the two-class method of net income (loss) per common stock. Net income (loss) per common stock, basic and diluted, for Class A common stock is calculated by dividing the interest income earned on the Trust Account, less interest available to be withdrawn for the payment of taxes, by the weighted average number of Class A common stock outstanding for the periods. Net income (loss) per common stock, basic and diluted, for Class B common stock is calculated by dividing the net income (loss), adjusted for income attributable to Class A common stock, by the weighted average number of Class B common stock outstanding for the periods. Class B common stock includes the Founder Shares, as these common stocks do not have any redemption features and do not participate in the income earned on the Trust Account.

The calculation of diluted net income (loss) per common stock does not consider the effect of the warrants issued in connection with the (i) Initial Public Offering, (ii) exercise of over-allotment and (iii) Private Placement since the exercise price of the warrants is in excess of the average common stock price for the period and therefore the inclusion of such warrants would be anti-dilutive.

The following table reflects the calculation of basic and diluted net income (loss) per share of common stock:

	For the Three Months Ended June 30, 2021	For the Six Months Ended June 30, 2021

Class A common stock
Numerator: Income allocable to Class A common stock
Income from investments held in Trust Account	$5,562	$74,562
Less: Company's portion available to be withdrawn to pay taxes	(5,562)	(74,562)
Net income attributable to Class A common stock	$—	$—
Denominator: Weighted average Class A common stock
Basic and diluted weighted average shares outstanding, Class A common stock	34,500,000	34,500,000
Basic and diluted net income per share, Class A common stock	$0.00	$0.00

Class B common stock
Numerator: Net income (loss) minus net income allocable to Class A common stock
Net (loss)	$(1,603,126)	$(16,835,187)
Net income allocable to Class A common stock	—	—
Net (loss) attributable	$(1,603,126)	$(16,835,187)
Denominator: weighted average Class B common stock
Basic and diluted weighted average shares outstanding, Class B common stock	8,625,000	8,625,000
Basic and diluted net loss per share, Class B common stock	$(0.19)	$(1.95)

Derivative Warrant Liabilities

The Company does not use derivative instruments to hedge exposures to cash flow, market, or foreign currency risks. The Company evaluates all of its financial instruments, including issued stock purchase warrants, to determine if such instruments are derivatives or contain features that qualify as embedded derivatives, pursuant to ASC 480 and ASC 815-15, “Derivatives and Hedging, Embedded Derivatives”. The classification of derivative instruments,

SUNLIGHT FINANCIAL HOLDINGS INC.
(f/k/a SPARTAN ACQUISITION CORP. II)
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

including whether such instruments should be recorded as liabilities or as equity, is re-assessed at the end of each reporting period.

The Company accounts for its Public Warrants (as defined below) issued in connection with its Initial Public Offering and Private Placement Warrants issued in connection with the Private Placement as derivative warrant liabilities in accordance with ASC 815-40, “Derivatives and Hedging, Contracts in Entity’s Own Equity” (“ASC 815-40”). Accordingly, the Company recognizes the warrant instruments as liabilities at fair value and adjusts the carrying value of the instruments to fair value at each reporting period until they are exercised. The fair value of warrants issued in connection with the Initial Public Offering and Private Placement measured was estimated at fair value using a Monte Carlo simulation model as of December 31, 2020. The determination of the fair value of the warrant liability may be subject to change as more current information becomes available and accordingly the actual results could differ significantly. The fair value of warrants issued by the Company in connection with the Initial Public Offering and Private Placement has been estimated using the closing price of SPRQ WS as of June 30, 2021 and the Black-Scholes option pricing model, respectively.

Recent Accounting Pronouncements

In August 2020, the FASB issued ASU No. 2020-06, Debt-Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging-Contracts in Entity’s Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity (the “2020 ASU”), which simplifies accounting for convertible instruments by removing major separation models required under current GAAP. The 2020 ASU also removes certain settlement conditions that are required for equity-linked contracts to qualify for the derivative scope exception and it also simplifies the diluted earnings per share calculation in certain areas. The Company early adopted the ASU on January 1, 2021. Adoption of the 2020 ASU did not impact the Company’s financial position, results of operations or cash flows.

The Company’s management does not believe that any recently issued, but not yet effective, accounting standards updates, if currently adopted, would have a material effect on the accompanying unaudited condensed consolidated financial statements.

Note 3 - Initial Public Offering

On November 30, 2020, the Company consummated its Initial Public Offering of 34,500,000 Units, including the issuance of 4,500,000 Units as a result of the underwriters’ exercise in full of its over-allotment option, at $10.00 per Unit, generating gross proceeds of approximately $345.0 million, and incurring offering costs of approximately $19.7 million, inclusive of approximately $12.1 million in deferred underwriting commissions.

Each Unit consists of one share of the Company’s Class A common stock, $0.0001 par value per share, and one-half of one warrant (each, a “Public Warrant” and, together with the Private Placement Warrants, the “Warrants”).

Note 4 - Related Party Transactions

Founder Shares

In August 2020, 11,500,000 shares of the Company’s Class B common stock, par value $0.0001 per share (“Class B common stock” or “Founder Shares”) were issued to the Sponsor in exchange for the payment of $25,000 of certain offering costs on behalf of the Company, or approximately $0.002 per share. In October 2020, the Sponsor transferred 50,000 Founder Shares to each of the two independent director nominees at their original purchase price. In November 2020, the Sponsor returned to the Company at no cost an aggregate of 4,312,500 Founder Shares, which the Company cancelled. Also in November 2020, the Company effected a stock dividend on the Class B common stock (which receipt of such dividends was waived by the independent director nominees), resulting in an aggregate of 8,625,000 shares of Class B common stock outstanding. All shares and associated amounts had been retroactively restated to reflect the share surrender and the stock dividend. Of the 8,625,000 Founder Shares outstanding, up to 1,125,000 shares were subject to forfeiture to the extent that the over-allotment option was not

SUNLIGHT FINANCIAL HOLDINGS INC.
(f/k/a SPARTAN ACQUISITION CORP. II)
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

exercised by the underwriters, so that the Founder Shares would represent 20.0% of the Company’s issued and outstanding shares after the Initial Public Offering. On November 30, 2020, the underwriters fully exercised the over-allotment option; thus, these 1,125,000 shares were no longer subject to forfeiture.

The holders of the Founders Shares agreed, subject to limited exceptions, not to transfer, assign or sell any of their Founder Shares until the earlier to occur of: (A) one year after the completion of the Initial Business Combination or (B) subsequent to the Initial Business Combination, (x) if the reported last sale price of the Company’s Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Initial Business Combination, or (y) the date on which the Company completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Private Placement Warrants

Simultaneously with the closing of the Initial Public Offering, the Company consummated the Private Placement of 9,900,000 Private Placement Warrants, at a price of $1.00 per Private Placement Warrant to the Sponsor, generating proceeds of $9.9 million.

Each whole Private Placement Warrant is exercisable for one whole share of the Company’s Class A common stock at a price of $11.50 per share. A portion of the purchase price of the Private Placement Warrants was added to the proceeds from the Initial Public Offering held in the Trust Account. If the Initial Business Combination is not completed within the Combination Period, the proceeds from the sale of the Private Placement Warrants held in the Trust Account will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless. The Private Placement Warrants will be non-redeemable and exercisable on a cashless basis so long as they are held by the Sponsor or its permitted transferees.
The Sponsor and the Company’s officers and directors agreed, subject to limited exceptions, not to transfer, assign or sell any of their Private Placement Warrants until 30 days after the completion of the Initial Business Combination.

Related Party Loans

On August 17, 2020, the Sponsor agreed to loan the Company an aggregate of up to $300,000 to cover expenses related to the Initial Public Offering pursuant to an unsecured promissory note (the “Note”). This Note was non-interest bearing and payable upon the closing date of the Initial Public Offering. As of November 30, 2020, the Company borrowed approximately $235,000 under the Note. The Company fully repaid the Note on December 3, 2020. Subsequent to the repayment, the facility was no longer available to the Company.

In addition, in order to finance transaction costs in connection with an Initial Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (the “Working Capital Loans”). If the Company completes an Initial Business Combination, the Company will repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that an Initial Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of an Initial Business Combination or, at the lender’s discretion, up to $1.5 million of such Working Capital Loans may be convertible into warrants of the post Initial Business Combination entity at a price of $1.00 per warrant. The warrants would be identical to the Private Placement Warrants. As of June 30, 2021 and December 31, 2020, the Company had no borrowings under the Working Capital Loans.

SUNLIGHT FINANCIAL HOLDINGS INC.
(f/k/a SPARTAN ACQUISITION CORP. II)
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Administrative Support Agreement

Commencing on the date the Units were first listed on the NYSE, the Company has agreed to pay the Sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support. Upon completion of the Initial Business Combination or the Company’s liquidation, the Company will cease paying these monthly fees. The Company paid the Sponsor $30,000 and $60,000 for such services for the three and six months ended June 30, 2021, respectively. As of June 30, 2021 and December 31, 2020, there were no outstanding balance on the accompanying condensed balance sheets.

Note 5 - Commitments and Contingencies

Registration Rights

The holders of the Founder Shares, Private Placement Warrants and Warrants that may be issued upon conversion of Working Capital Loans, if any (and any Class A common stock issuable upon the exercise of the Private Placement Warrants and Warrants that may be issued upon conversion of Working Capital Loans, if any), are entitled to registration rights pursuant to a registration rights agreement signed on the pricing date of the Initial Public Offering. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of an Initial Business Combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The Company granted the underwriters a 45-day option from the date of the final prospectus to purchase up to 4,500,000 additional Units to cover over-allotments, if any, at the Initial Public Offering price less the underwriting discounts and commissions. The underwriters fully exercised the over-allotment option on November 30, 2020.

The underwriters were entitled to an underwriting discount of $0.20 per Unit, or $6.9 million in the aggregate, paid upon the closing of the Initial Public Offering. In addition, $0.35 per Unit, or approximately $12.1 million in the aggregate, will be payable to the underwriters for deferred underwriting commissions. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes an Initial Business Combination, subject to the terms of the underwriting agreement for the Initial Public Offering.

Risks and Uncertainties

Management continues to evaluate the impact of the COVID-19 pandemic on the industry and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, the specific impact is not readily determinable as of the date of these unaudited condensed consolidated financial statements. The unaudited condensed consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Note 6 - Derivative Warrant Liabilities

As of June 30, 2021 and December 31, 2020, the Company had 17,250,000 Public Warrants and 9,900,000 Private Placement Warrants outstanding.

Public Warrants may only be exercised for a whole number of shares of common stock. No fractional Public Warrants will be issued upon separation of the Units and only whole Public Warrants will trade. The Public Warrants have an exercise price of $11.50 per share, subject to adjustments, and will expire five years after the completion of an Initial Business Combination or earlier upon redemption or liquidation. The warrants will become

SUNLIGHT FINANCIAL HOLDINGS INC.
(f/k/a SPARTAN ACQUISITION CORP. II)
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

exercisable on the later of (a) 30 days after the completion of an Initial Business Combination or (b) 12 months from the closing of the Initial Public Offering; provided in each case that the Company has an effective registration statement under the Securities Act covering the shares of Class A common stock issuable upon exercise of the Public Warrants and a current prospectus relating to them is available (or the Company permits holders to exercise their Public Warrants on a cashless basis and such cashless exercise is exempt from registration under the Securities Act). The Company has agreed that as soon as practicable, but in no event later than 15 business days after the closing of the Initial Business Combination, the Company will use its best efforts to file with the SEC and have an effective registration statement covering the shares of Class A common stock issuable upon exercise of the warrants and to maintain a current prospectus relating to those shares of Class A common stock until the warrants expire or are redeemed. Notwithstanding the above, if the Company’s shares of Class A common stock are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elect, it will not be required to file or maintain in effect a registration statement, and in the event the Company does not so elect, it will use its best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.

The Private Placement Warrants (including the shares of Class A common stock issuable upon exercise of the Private Placement Warrants) will not be transferable, assignable or salable until 30 days after the completion of an Initial Business Combination, subject to certain limited exceptions, and they will not be redeemable by the Company, subject to certain limited exceptions, so long as they are held by the Sponsor or its permitted transferees. The Sponsor, or its permitted transferees, has the option to exercise the Private Placement Warrants for cash or on a cashless basis. Except as described below, the Private Placement Warrants have terms and provisions that are identical to those of the Public Warrants, including as to exercise price, exercisability and exercise period. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company in all redemption scenarios and exercisable by the holders on the same basis as the Public Warrants.

Redemption of Warrants When the Price per Share of Class A Common Stock Equals or Exceeds $18.00

Once the warrants become exercisable, the Company may redeem the outstanding warrants:

•	in whole and not in part;

•	at a price of $0.01 per warrant;

•	upon a minimum of 30 days’ prior written notice of redemption, or the 30-day redemption period, to each warrant holder; and

•	if, and only if, the reported last sale price of the Class A common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the warrant holders.
The Company will not redeem the warrants as described above unless a registration statement under the Securities Act covering the shares of Class A common stock issuable upon exercise of the warrants is effective and a current prospectus relating to those shares of Class A common stock is available throughout the 30-day redemption period. If and when the warrants become redeemable by the Company, it may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws.

The Company has established the last of the redemption criterion discussed above to prevent a redemption call unless there is at the time of the call a significant premium to the warrant exercise price. If the foregoing conditions are satisfied and the Company issues a notice of redemption of the warrants, each warrant holder will be entitled to exercise its warrant prior to the scheduled redemption date. However, the price of the Class A common stock may fall below the $18.00 redemption trigger price (as adjusted for stock splits, stock dividends, reorganizations,

SUNLIGHT FINANCIAL HOLDINGS INC.
(f/k/a SPARTAN ACQUISITION CORP. II)
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

recapitalizations and the like) as well as the $11.50 (for whole shares) warrant exercise price after the redemption notice is issued.

Redemption of Warrants When the Price per Share of Class A Common Stock Equals or Exceeds $10.00

Once the warrants become exercisable, the Company may redeem the outstanding warrants:

•	in whole and not in part;

•	at a price of $0.10 per warrant, provided that holders will be able to exercise their warrants on a cashless basis prior to redemption and receive that number of shares of Class A common stock determined in part by the redemption date and the “fair market value” of the Class A common stock except as otherwise described below;

•	upon a minimum of 30 days’ prior written notice to each warrant holder; and

•	if, and only if, the reported last sale price of the Class A common stock equals or exceeds $10.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) on the trading day prior to the date on which the Company sends notice of redemption to the warrant holders.

The “fair market value” of the Class A common stock shall mean the average reported last sale price of the Class A common stock for the 10 trading days immediately following the date on which the notice of redemption is sent to the holders of warrants. The Company will provide the warrant holders with the final fair market value no later than one business day after the 10-trading day period described above ends. In no event will the warrants be exercisable on a cashless basis in connection with this redemption feature for more than 0.361 shares of Class A common stock per whole warrant (subject to adjustment). This redemption feature differs from the typical warrant redemption features used in some other blank check offerings.

No fractional shares of Class A common stock will be issued upon redemption. If, upon redemption, a holder would be entitled to receive a fractional interest in a share, the Company will round down, to the nearest whole number, the number of shares of Class A common stock to be issued to the holder.

In no event will the Company be required to net cash settle any warrant. If the Company is unable to complete an Initial Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless.

Note 7 - Stockholders’ Equity

Class A Common Stock - The Company is authorized to issue 250,000,000 shares of Class A common stock with a par value of $0.0001 per share. As of June 30, 2021 and December 31, 2020, there were 34,500,000 shares of Class A common stock issued and outstanding. Of the outstanding shares of Class A common stock, 27,043,141 and 28,726,659 shares were subject to possible redemption at June 30, 2021 and December 31, 2020, respectively, and therefore classified outside of permanent equity in the accompanying balance sheets.

Class B Common Stock - The Company is authorized to issue 20,000,000 shares of Class B common stock with a par value of $0.0001 per share. As of June 30, 2021 and December 31, 2020, there were 8,625,000 shares of Class B common stock issued and outstanding.

SUNLIGHT FINANCIAL HOLDINGS INC.
(f/k/a SPARTAN ACQUISITION CORP. II)
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Holders of the Class A common stock and holders of the Class B common stock will vote together as a single class on all matters submitted to a vote of the stockholders, except as required by law. Each share of common stock will have one vote on all such matters.

The Class B common stock will automatically convert into Class A common stock at the time of the Initial Business Combination on a one-for-one basis, subject to adjustment for stock splits, stock dividends, reorganizations, recapitalizations and the like and subject to further adjustment as provided herein. In the case that additional shares of Class A common stock, or equity-linked securities, are issued or deemed issued in excess of the amounts sold in the Initial Public Offering and related to the closing of the Initial Business Combination, the ratio at which shares of Class B common stock shall convert into shares of Class A common stock will be adjusted (unless the holders of a majority of the outstanding shares of Class B common stock agree to waive such adjustment with respect to any such issuance or deemed issuance) so that the number of shares of Class A common stock issuable upon conversion of all shares of Class B common stock will equal, in the aggregate, on an as-converted basis, 20% of the sum of the total number of all shares of common stock outstanding upon the completion of the Initial Public Offering plus all shares of Class A common stock and equity-linked securities issued or deemed issued in connection with the Initial Business Combination (excluding any shares or equity-linked securities issued, or to be issued, to any seller in the Initial Business Combination).

Preferred Stock - The Company is authorized to issue 1,000,000 shares of preferred stock, par value $0.0001 per share, with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of June 30, 2021 and December 31, 2020, there were no shares of preferred stock issued or outstanding.

Note 8 - Fair Value Measurements

The following table presents information about the Company’s financial assets and liabilities that are measured at fair value on a recurring basis as of June 30, 2021 and December 31, 2020, and indicates the fair value hierarchy of the valuation techniques that the Company utilized to determine such fair value.

	Fair Value Measured as of June 30, 2021
	Level 1	Level 2	Level 3
Liabilities:
Derivative warrant liabilities - Public warrants	31,050,000	—
Derivative warrant liabilities - Private placement warrants	—	—	20,394,000
Total fair value	$376,097,393	$—	$20,394,000

	Fair Value Measured as of December 31, 2020
	Level 1	Level 2	Level 3
Assets
Investments held in Trust Account - U.S. Treasury Securities (1)	$344,931,000	$—	$—
Liabilities:
Derivative warrant liabilities - Public warrants	—	—	26,047,500
Derivative warrant liabilities - Private placement warrants	—	—	16,236,000
Total fair value	$344,931,000	$—	$42,283,500

SUNLIGHT FINANCIAL HOLDINGS INC.
(f/k/a SPARTAN ACQUISITION CORP. II)
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(1) Excludes $79,316 of investments in an open-ended money market fund, in which the Company uses NAV as a practical expedient to fair value.

Transfers to/from Levels 1, 2 and 3 are recognized at the end of the reporting period. The Company transferred $31,567,500 of Public Warrants out of Level 3 to Level 1 due to the use of a quoted price in an active market. There were no other transfers between levels for the three and six months ended June 30, 2021.

As of December 31, 2020, the fair value of the Public Warrants issued in connection with the Initial Public Offering and Private Placement Warrants were measured at fair value using a Monte Carlo simulation model. As of June 30, 2021, the Company utilizes the Black-Scholes option pricing model and a quoted price in an active market to estimate the fair value of the Private Placement Warrants and Public Warrants, respectively, with changes in fair value recognized in the unaudited condensed consolidated statement of operations. For the three months ended June 30, 2021, the Company recognized a change from an increase in the fair value of liabilities of approximately $1,013,000 and for six months ended June 30, 2021, the Company recognized a change from a decrease in the fair value of liabilities of approximately $9,161,000 presented on the accompanying unaudited condensed consolidated statements of operations.

The change in the fair value of the derivative warrant liabilities, measured with Level 3 inputs, for three and six months ended June 30, 2021 is summarized as follows:

Derivative warrant liabilities as of January 1, 2021	$42,283,500
Transfer of Public Warrants from Level 3	(26,047,500)
Change in fair value of derivative warrant liabilities	4,653,000
Derivative warrant liabilities as of March 31, 2021	$20,889,000
Change in fair value of derivative warrant liabilities	(495,000)
Derivative warrant liabilities as of June 30, 2021	$20,394,000

The estimated fair value of the Private Placement Warrants is determined using Level 3 inputs. Inherent in a Black-Scholes option pricing model are assumptions related to expected stock-price volatility, expected life, risk-free interest rate and dividend yield. The Company estimates the volatility of its common stock based on historical volatility of select peer companies that matches the expected remaining life of the warrants. The risk-free interest rate is based on the U.S. Treasury zero-coupon yield curve on the grant date for a maturity similar to the expected remaining life of the warrants. The expected life of the warrants is assumed to be equivalent to their remaining contractual term. The dividend rate is based on the historical rate, which the Company anticipates remaining at zero.

The following table provides quantitative information regarding Level 3 fair value measurements inputs as their measurement dates:

	As of June 30, 2021	As of December 31, 2021
Stock Price	9.99	$9.91 - $10.80
Option term (in years)	5.00	5.00
Volatility	28%	27.5%
Risk-free interest rate	0.87%	0.36% - 0.44%
Dividend yield	0%	0%
Business combination probability	100%	85%

SUNLIGHT FINANCIAL HOLDINGS INC.
(f/k/a SPARTAN ACQUISITION CORP. II)
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 9 - Subsequent Events

As described in Note 1 “Description of Organization and Business Operations” above, on July 9, 2021, the Company consummated the previously announced business combination plan of reorganization with Sunlight.

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the unaudited condensed consolidated financial statements were issued and determined that there have been no other events that have occurred that would require adjustments to or disclosure in the unaudited condensed consolidated financial statements.